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                                                                    EXHIBIT 10.3
STATE OF ALABAMA          )
WALKER COUNTY             )

                        FIRST FEDERAL OF ALABAMA, F.S.B.
                      1986 STOCK OPTION AND INCENTIVE PLAN

         I. Purpose of the Plan. The Plan shall be known as the First Federal of Alabama, F.S.B. 1986 Stock Option and Incentive Plan (hereinafter referred to as the 'Plan'). The purpose of the Plan is to attract and retain the best available personnel as officers and employees and to provide additional incentive to employees of First Federal of Alabama, F.S.B. (hereinafter referred to as "First Federal") or any present or future parent or subsidiary of First Federal to promote the success of the business. The Plan is intended to provide for the grant of both "Incentive Stock Options", within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code'), and Non-Incentive Stock Options. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422A of the Code.

         II. Definitions. As used herein, the following definitions shall apply.

                 (a) "Award" means the grant by the Committee or the Board of Directors of an Incentive Stock Option, a Non-Incentive Stock Option, or a Stock Appreciation Right, or any combination thereof, as provided in the Plan.

                 (b)      "Board" shall mean the Board of Directors of First
Federal.

                 (c) "Common Stock" shall mean common stock, par value $.01 per share, of First Federal.

                 (d) "Code" shall mean the Internal Revenue Code, as amended.


                 (e) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Section IV(a) of the Plan.

                 (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by First Federal or any present or future Parent or Subsidiary. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence



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approved by First Federal or in the case of transfers between payroll locations of First Federal or between First Federal, its Parent, its Subsidiaries or a successor.

                 (g)      "Effective Date" shall mean the date specified in
Section 15 hereof.

                 (h) "Employee" shall mean any person employed on a full-time basis by First Federal or any Parent or Subsidiary of First Federal.

                 (i) "First Federal" shall mean First Federal of Alabama, F.S.B., formerly First Federal Savings and Loan Association of Alabama.

                 (j) "Incentive Stock Option" means an option to purchase Shares granted by the Committee pursuant to Section VII hereof which is subject to the limitations and restrictions of Section VII hereof and is intended to qualify under Section 422A of the Code.

                 (k) "Non-incentive Stock Option" means an option to purchase Shares granted by the Committee pursuant to Section VIII hereof, which option is not intended to qualify under Section 422A of the Code.

                 (l) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan.

                 (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                 (n) "Optionee" shall mean any person who receives an Option.

                 (o) "Parent" shall mean any present or future corporation which would be a "parent corporation" of First Federal as defined in Subsections 425(e) and (g) of the Code.

                 (p) "Participant" means any officer or key employee of First Federal or any Parent or Subsidiary of the First Federal or any other person providing a service to the First Federal who is selected by the Committee to receive an Award.

                 (q) "Plan" shall mean First Federal of Alabama, F.S.B. 1986 Stock Option and Incentive Plan.





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                 (r)      "Related" means (1) in the case of a Stock
Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an option and (2) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof has been granted.

                 (s) "Stock Appreciation Right" means a stock appreciation right with respect to Shares granted by the Committee pursuant to Section XII hereof.

                 (t)      "Share" shall mean one share of the Common Stock.

                 (u) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of First Federal as defined in Subsections 425(f) and (g) of the Code.

         III. Shares Subject to the Plan. Except as otherwise required by the provisions of Section XIII hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed Ninety Two Thousand (92,000) shares. Such Shares may either be authorized but unissued or treasury shares.

         Shares which are subject to Stock Appreciation Rights and related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

         IV.     Administration of the Plan.

                 (a) Composition of the Committee. The Plan shall be administered by the Committee consisting of three directors of First Federal appointed by the Board. Officers, key employees and other persons who are designated by the Committee shall be eligible to receive Awards under the Plan, and all persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. A "disinterested person" is an administrator who at the time he exercises discretion in administering the Plan is not eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock options or stock appreciation rights may be granted pursuant to any Plan of First Federal or any of its affiliates.





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                 (b)      Powers of the Committee.  The Committee is authorized
(but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. Any action permitted to be taken at any meeting of the Committee may be taken without a meeting if all the members consent to such action in writing and such writing is filed with the minutes of the proceedings of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

       The President of First Federal and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of First Federal and to cause them to be delivered to the Participants.

                 (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

       V. Eligibility. Awards may be granted to officers, key employees and other persons. The Committee shall from time to time determine the officers, key employees and other persons who shall be granted options or Awards under the Plan, the number to be granted to each such officers, key employees and other persons under the Plan, and whether Options granted to each such Employee under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to First Federal or any Parent or Subsidiary, and such other factors as the Committee may, in its sole discretion, deem relevant. Officers, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Options or Awards.

         VI. Term of Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section XVIII. No Option shall be granted under the Plan after ten (10) years from the Effective Date.





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         VII.    Terms and Conditions of Incentive Stock Options.  Incentive
Stock Options may be granted only to Participants are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                 (a)      Option Price.

                          (1)     The price per share at which each Incentive
Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For the purposes of the initial Incentive Stock Options granted concurrent with the conversion from a mutual savings and loan association to a stock savings bank the price per share shall be Ten Dollars ($10.00), the subscription price of the Shares. Thereafter, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the incentive Stock Option is granted or, if there be no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting an Incentive Stock Option, then the price per share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

                          (2)     In the case of an Employee who owns Common
Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

         (b) Aggregate Fair Market Value. For Incentive Stock Options granted prior to January 1, 1987, the aggregate fair market value of the Shares, as of the date such Option is granted, for which any Participant may be granted Incentive Stock Options in any calendar year (under all incentive stock option plans, as defined in Section 422A of the Code, of First Federal and any Parent or Subsidiary) shall not exceed One Hundred Thousand Dollars ($100,000), plus any unused limit carryover to such year, as defined in Section 422A(c) of the Code. For Incentive Stock Options granted subsequent to December 31, 1986, the aggregate fair market value of the Shares, as of the date such





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option is granted, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined by Section 422A of the Code, of First Federal and any Parent or Subsidiary) shall not exceed One Hundred Thousand Dollars ($100,000). Notwithstanding the prior provisions of this subsection, the Committee may grant Options in excess of the foregoing limitations, provided said options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422A of the Code.

                 (c) Payment. Full payment for each share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. First Federal shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by First Federal, and no Optionee shall have any of the rights of a shareholder of First Federal until shares of Common Stock are issued to him.

                 (d) Term of Incentive Stock Option. The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten
(10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five
(5) years.

                 (e)      Exercise Generally.  Except as otherwise provided in
Section IX hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of First Federal at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee, may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422A of the Code.

                 (f) Serial Exercise. No Incentive Stock Option granted pursuant to the Plan shall be exercised by any Optionee while there is outstanding (as such term is defined in Section 422A of the Code) any Incentive Stock Option which was granted





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prior to the date of grant of such Incentive Stock Option to such Optionee, whether pursuant to the Plan or any other plan of First Federal. In the event that any additional incentive Stock Option is granted at a later date pursuant to the Plan to any Optionee, the instrument evidencing any such additional Incentive Stock Option shall include the following provisions:

                 "This incentive stock option is not exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954, as amended) any incentive stock option which was granted prior to the date of the grant hereof to the holder of this stock option to purchase shares of common stock of First Federal of Alabama, F.S.B. or any of its subsidiaries."

                 (g) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         VIII. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

                 (a) Option Price. The exercise price per share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be such price as the Committee may determine in its sole discretion.

                 (b) Payment. Full payment for each share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. First Federal shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by First Federal and no Optionee shall have any of the rights of a shareholder of First Federal until the shares of Common Stock are issued to him.





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                 (c)      Term.  The term of each Non-Incentive Stock Option
granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted, provided that, in the case of an Employee who owns stock representing more than ten percent (1090) of the Common Stock at the time the Incentive Stock Option is granted, the term of the Non-Incentive Stock Option shall not exceed five (5) years.

                 (d) Exercise Generally. The Committee may impose additional conditions upon the right of any participant to exercise any Non-Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

                 (e) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         IX. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                 (a) Termination of Employment. In the event that any Optionee's employment by First Federal, or any Parent or Subsidiary, shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 105(d)(4) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall automatically terminate on the date of such termination of employment. However, no termination of an Optionee's incentive Stock Options shall occur if, and to the extent that, the Committee authorizes the Optionee to exercise any such Incentive Stock Options at any time prior to the earlier of (1) the respective expiration dates of any such Incentive Stock Options or
(2) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a Subsidiary ceases to be a Subsidiary of First Federal, the employment of all of its employees who are not immediately thereafter employees of First Federal shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of First Federal.

                 (b) Disability. In the event that any Optionee's employment by the First Federal shall terminate as the result of the Permanent and Total disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (1) the respective expiration dates





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of any such Incentive Stock Options or (2) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                 (c) Death. In the event of the death of any Optionee, any incentive Stock Options granted to any such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (1) the respective expiration dates of any such incentive Stock Options or (2) the date which is six (6) months after the date of death of such Optionee (or such later period not exceeding one (1) year to which the Committee may, in its discretion, extend such period), but only if, and to the extent that, the Optionee was entitled to exercise any such incentive Stock Options at the date of death. For purposes of this Section IX(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such incentive Stock Option at the date of death is the passage of a specified period of time.

                 (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections IX(a), IX(b) and IX(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of the termination of his employment if, but for the requirement of serial exercise set forth in Section VII(f) hereof, any such Incentive Stock Option would have been exercisable at such date of termination of employment. Any exercise of any Incentive Stock Option granted pursuant to the Plan which is considered exercisable pursuant to this Section IX(d) shall nevertheless be subject to the provisions and restrictions contained in Section VII(f) hereof.

                 (e) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment by First Federal terminates shall not have been exercised within the applicable period set forth in this Section IX, any such Incentive Stock Option, and all rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         X. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination.





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         XI.     Right of Repurchase and Restrictions on Disposition.  The
Committee, in its sole discretion, may include, as a term of any Incentive Stock Option or Non-Incentive Stock Option, the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit First Federal to transfer or assign such right to another party. First Federal may exercise the Repurchase Right only to the extent permitted by applicable law.

         XII. Stock Appreciation Riqhts. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or the fair market value of such Shares on the date of exercise) shall equal (as nearly as possible, it being understood that First Federal shall not issue any fractional shares) the amount by which the fair market value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be related to an Option or may be granted independently of any Option as the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section VII hereof as if such Related Stock Appreciation Right were an Incentive Stock Option. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent to the Shares with respect to which the Related Option was exercised or terminated.

         XIII. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

                 (a) Adjustment. Subject to any required action by the shareholders of First Federal, the aggregate number of shares of Common Stock for which stock options may be granted hereunder, the number of shares of Common Stock covered by each





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outstanding stock option, and the exercise price per share of Common Stock of each such stock option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without the receipt of consideration by First Federal.

                 (b) Change in Control. All outstanding options shall become immediately exercisable in the event of a change in control or imminent change in control of First Federal, as determined by the Committee. For purposes of this Section, "change in control" shall mean: (1) the execution of an agreement for the sale of all, or a material portion, of the assets of First Federal; (2) the execution of an agreement for a merger or recapitalization of First Federal or any merger or recapitalization whereby First Federal is not the surviving entity; (3) a change of control of First Federal, as otherwise defined or determined by the Federal Home Loan Bank Board or regulations promulgated by it; or (4) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of First Federal by any person, trust, entity or group. For purposes of this Section, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of First Federal.

                 (c) Extraordinary Corporate Action. Subject to any required action by the shareholders of First Federal, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                          (1)     appropriately increase the number of shares
of Common Stock subject to each stock option, decrease the exercise price per share of Common Stock, and adjust the consideration to be given or received by First Federal upon the exercise of any outstanding option;

                          (2)     cancel any or all previously granted Options,
that appropriate consideration paid to the Optionee prove in connection therewith; and/or

                          (3)     make such other adjustments in connection
with the Plan as the Committee, in its sole discretion deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause





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Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422A of the Code.

                        Except as expressly provided in Section XIII(a) and XIII(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section XIII.

                 (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of options previously granted under the Plan. In no event, however, will such action permit Participants to exercise Incentive Stock Options in an order other than provided in Section VII(f).

         XIV. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an option is so granted within a reasonable time after the date of such grant.

         XV. Effective Date. The Plan shall become effective upon the completion of First Federal's conversation from mutual to stock form. Options may be granted prior to ratification of the Plan by the stockholders if the exercise of such options is subject to such stockholder ratification.

         XVI. Approval by Shareholders. The Plan shall be approved by stockholders of First Federal within twelve (12) months before or after the date it becomes effective.

         XVII. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the option, except as otherwise permitted under Section XVIII hereof.

         XVIII.  Amendment and Termination of the Plan.

                 (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section XIII) the maximum number of shares permitted to be optioned under the Plan, materially increase the benefits accruing to participants under the Plan or materially





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modify the requirements for eligibility for participant in the Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of First Federal.

                 (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject First Federal to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         XIX. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

         The inability of First Federal to obtain from any regulatory body or authority deemed by First Federal's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve First Federal of any liability in respect of the nonissuance or sale of such Shares.

         As a condition to the exercise of an Option, First Federal may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         XX. Reservations of Shares. During the term of the Plan, First Federal will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         XXI. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of First Federal by reason of the Plan or the grant of any Incentive or Non-Incentive Stock Option to him under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any participant.

         XXII. Withholding Tax. First Federal shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option of Stock Appreciation Right pursuant to the Plan, First Federal shall have the right to require the Participant or such other person to pay First Federal the amount of any taxes which First Federal is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         XXIII. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Alabama, except to the extent that Federal law shall be deemed to apply.

         IN WITNESS WHEREOF, First Federal of Alabama, F.S.B. has caused these presents to be executed by its duly authorized officers, and its corporate seal to be hereunto affixed, effective as of the 15th day of December, 1986.

                                           FIRST FEDERAL OF ALABAMA, F.S.B


SEAL                                       By   /s/ Al H. Simmons
- ----                                            --------------------------
                                                Its President

ATTEST:


 By  /s/ Thomas L. Sherer
     --------------------------------
     Its Secretary





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